UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2023

Petros Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-39752 (Commission File Number)	85-1410058 (I.R.S. Employer Identification No.)

1185 Avenue of the Americas, 3rd Floor

New York, New York 10036
(Address of principal executive offices) (Zip code)

(973) 242-0005
(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PTPI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 29, 2023, Petros Pharmaceuticals, Inc. (the “Company”) held its 2023 annual meeting of stockholders (the “Annual Meeting”). As of the close of business on November 2, 2023, the record date for the Annual Meeting, there were 2,201,069 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), outstanding and entitled to vote on the proposals described below. The matters described below were submitted to a vote of the holders of the Company’s Common Stock at the Annual Meeting. Each proposal is described in detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on November 30, 2023 (the “Proxy Statement”).

1.	Election of the five directors named in the Proxy Statement to the Board of Directors of the Company to serve until the annual meeting of stockholders in 2024 or until each one’s respective successor has been duly elected and qualified.

Nominee	For	Against	Abstain	Broker Non-Votes
John D. Shulman	741,470	13,235	15,133	506,053
Joshua N. Silverman	665,893	101,852	2,093	506,053
Bruce T. Bernstein	666,165	88,535	15,138	506,053
Gregory Bradley	741,477	13,228	15,133	506,053
Wayne R. Walker	666,181	88,534	15,123	506,053

2.	Ratification of the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

For	Against	Abstain
1,181,138	91,884	2,869

3.	Approval, on an advisory basis, of the compensation paid to the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
735,195	30,435	4,208	506,053

For more information about the foregoing proposals, see the Proxy Statement, the relevant portions of which are incorporated herein by reference. The results reported above are final voting results. No other matters were considered or voted upon at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROS PHARMACEUTICALS, INC.

Date: December 29, 2023	By:	/s/ Fady Boctor
Name: Fady Boctor
Title: President and Chief Commercial Officer